UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

CENTERSPACE
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 10th Street SW, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	CSR	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares	CSR -PRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On April 26, 2023 CSR – PARKHOUSE, LLC (the “Borrower”), an indirect subsidiary of Centerspace (the“Company”) entered into a Promissory Note (the “Note”) under which the Borrower promises to pay State Farm Life Insurance Company (the “Lender”) the principal sum of $90,000,000 (“Principal”) together with interest on the unpaid Principal balance outstanding from the date of disbursement until paid at the rate of 5.04% per annum computed on the basis of a 360-day year. The Borrower will make monthly payments of Principal and interest in the amount of $485,342.02 until all outstanding Principal and accrued interest is repaid at maturity on May 1, 2035. Subject to an applicable premium, the Borrower may prepay the entire outstanding Principal and accrued but unpaid interest on any date after May 1, 2026. The Note also contains customary events of default and provides for customary acceleration and remedy rights for the Lender upon the occurrence of an event of default.
In connection with the Note, the Borrower entered into a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents (the “Deed of Trust”) in favor of the Public Trustee of the County of Adams, Colorado, as trustee for the benefit of the Lender. Under the Deed of Trust, the Borrower grants to the Lender a lien and security interest in certain real property and fixtures owned by the Borrower, certain other property of the Borrower, and leases held by and rents owed to the Borrower.
In addition, the Company entered into a Guaranty Agreement (the “Guaranty”), dated April 26, 2023 in favor of the Lender. Under the Guaranty, the Company agreed to guaranty the recourse obligations of the Borrower under the Note.
The foregoing description of the Note, the Deed of Trust, the Guaranty, and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the forgoing, which are filed as Exhibit 10.1 through 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
The Company issued an earnings release on May 1, 2023, announcing certain financial and operational results for the three months ended March 31, 2023. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.
The information in this Item 2.02 and item 9.01, including the press release furnished as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosures under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are incorporated by reference into this Item 2.03.
ITEM 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit
Number	Description
10.1	Promissory Note, dated April 26, 2023, by CSR – PARKHOUSE, LLC in favor of State Farm Life Insurance Company.
10.2	Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, dated April 26, 2023, by CSR – PARKHOUSE, LLC, in favor of the Public Trustee of the County.
10.3	Guaranty Agreement, dated April 26, 2023, by Centerspace in favor of State Farm Life.
99.1	Earnings Release and Supplemental Operating and Financial Data, dated May 1, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerspace

	By	/s/ Anne Olson
Anne Olson
Date: May 1, 2023		President and Chief Executive Officer